Exhibit 10.12

AMENDMENT, CONSENT AND WAIVER

This AMENDMENT, CONSENT AND WAIVER (this “Amendment, Consent and Waiver”) is dated as of March 31, 2008, by and between MDWERKS, INC., a Delaware corporation (the “Company”), and GOTTBETTER CAPITAL MASTER, LTD. (IN LIQUIDATION), a Cayman Islands company (the “Consenting Holder”).

WITNESSETH

WHEREAS, pursuant to a Securities Purchase Agreement, dated as of October 19, 2006 (as amended, the “Securities Purchase Agreement”), the Consenting Holder purchased (i) Senior Secured Convertible Notes in the aggregate principal amount of $5,000,000 (as amended and restated, the “Notes”), (ii) warrants to purchase an aggregate of 375,000 shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), initially at an exercise price of $2.25 per share subject to adjustment (the “Series D Warrants”), and (iii) warrants to purchase an aggregate of 375,000 shares of Common Stock initially at an exercise price of $3.25 per share subject to adjustment (the “Series E Warrants”);

WHEREAS, defined terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement;

WHEREAS, Section 4(k) of the Securities Purchase Agreement prohibits the Company from issuing or selling rights, warrants or options to subscribe for or purchase Common Stock at a price less than the then applicable Conversion Price or Exercise Price;

WHEREAS, Section 4(o) of the Securities Purchase Agreement grants the Consenting Holder the right of first refusal to purchase additional securities upon a Subsequent Placement;

WHEREAS, Section 4(s) of the Securities Purchase Agreement requires that the Company obtain the Consenting Holder’s prior written consent to, among other things, the issuance of certain equity securities of the Company;

WHEREAS, Section 7 of the Notes provides for adjustment of the Conversion Price (as defined in the Notes) upon certain issuances of Common Stock, Options or Convertible Securities at a price less than the Applicable Price;

WHEREAS, Section 15(c) of the Notes contains a negative covenant regarding the existence of Liens (as defined in the Notes);

WHEREAS, Section 15(e) of the Notes contains a negative covenant regarding the issuance or sale of certain equity securities of the Company;

WHEREAS, Section 28(o) of the Notes sets forth the definition of the term “Excluded Securities”;

WHEREAS, Section 2(a) of the Warrants provides for adjustment of the exercise price and number of Warrant Shares (as defined in the Warrants) upon certain issuances of Common Stock, Options or Convertible Securities at a price less than the Applicable Price;

WHEREAS, in distinct transactions on September 28, 2007, and January 18, 2008, the Company, with the consent of the Consenting Holder, sold and issued to Vicis Capital Master Fund (“Vicis”) the following securities in the aggregate (collectively, the “Bridge Securities”; such sale and issuance, the “Bridge Issuance”): (i) 250 shares (the “Bridge Preferred Shares”) of the Company’s Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”); (ii) warrants to purchase an aggregate of 1,875,000 shares of Common Stock initially at an exercise price of $2.25 per share (the “Bridge $2.25 Warrants”); and (c) warrants to purchase an aggregate of 1,250,000 shares of Common Stock initially at an exercise price of $2.50 per share (the “Bridge $2.50 Warrants”, and together with the Bridge $2.25 Warrants, the “Bridge Warrants”);

WHEREAS, on September 28, 2007, with the consent of the Consenting Holder, the Company and Vicis entered into that certain Registration Rights Agreement (as heretofore amended, the “Registration Rights Agreement”), which was amended on January 18, 2008, with the consent of the Consenting Holder;

WHEREAS, in consideration for the Consenting Holder’s agreement to that certain Amendment, Consent and Waiver, dated as of September 28, 2007, regarding, among other things, the Bridge Issuance, the Company issued to the Consenting Holder a Series D Warrant to purchase 500,000 shares of Common Stock;

WHEREAS, on the date hereof, the Company proposes to sell and issue to Vicis the following securities (collectively, the “March 2008 Securities”; such sale and issuance, the “March 2008 Issuance”; and the Securities Purchase Agreement pursuant to which the March 2008 Securities are being purchased, the “March Securities Purchase Agreement”): (i) 750 shares (the “March 2008 Preferred Shares”) of Series B Preferred Stock; and (ii) warrants to purchase an aggregate of 53,333,334 shares of Common Stock initially at an exercise price of $0.75 per share (the “March 2008 Warrants”), which exercise price is less than the now applicable Conversion Price or Exercise Price;

WHEREAS, on the date hereof, in connection with the March 2008 Issuance, the Bridge Warrants will be surrender to the Company for cancellation (the “Bridge Warrant Cancellation”);

WHEREAS, on the date hereof, the Company proposes to amend and restate its Certificate of Designations to, among other things, reduce the conversion price of the Series B Preferred Stock to $0.75 per share (the “Series B Conversion Price Reduction”);

WHEREAS, the Consenting Holder desires to consent to (i) the March 2008 Issuance, (ii) the Bridge Warrant Cancellation and (iii) the Series B Conversion Price Reduction;

WHEREAS, the Consenting Holder desires to waive (i) any rights to purchase any of the March 2008 Securities or other securities as part of or in connection with the March 2008 Issuance, (ii) any anti-dilution adjustments arising from the March Issuance and to which the Consenting Holder may be entitled under the Notes, the Series D Warrants, the Series E Warrants or otherwise, and (iii) any potential breach of any representations, warranties, covenants or agreements that restrict the Company’s ability to issue and sell additional securities or that preclude the existence of any Liens in favor of Vicis, to the extent such breach results, in whole or in part, from the March 2008 Issuance;

WHEREAS, the Company has requested that the definition of “Excluded Securities” set forth in the Notes be clarified;

WHEREAS, the Company and Vicis desire to further amend the Rights Agreement to encompass any Common Stock issuable upon the conversion of all or any part of the March 2008 Preferred Shares or upon the exercise of all or any portion of the March 2008 Warrants;

WHEREAS, the Consenting Holder desires to consent to such further amendment of the Registration Rights Agreement;

WHEREAS, the Company desires to issue to David Goldner options or warrants to purchase an aggregate of 75,000 shares of Common Stock, initially at an exercise price of $0.67 per share, which options or warrants are to be issued outside of a Company Approved Stock Plan (as defined in the Notes) in substitution for options previously granted to David Goldner to purchase an aggregate of 75,000 shares of Common Stock, initially at an exercise price of $0.67 per share, (such new options or warrants, the “Goldner Options”, and such issuance, the “Goldner Issuance”);

WHEREAS, the Consenting Holder desires to consent to the Goldner Issuance and to waive (i) any rights to purchase any of the Goldner Options as part of or in connection with the Goldner Issuance, (ii) any anti-dilution adjustments arising from the Goldner Issuance and to which the Consenting Holder may be entitled under the Notes, the Series D Warrants, the Series E Warrants or otherwise and (iii) any potential breach of any representations, warranties, covenants or agreements that restrict the Company’s ability to issue and sell additional securities, to the extent such breach results from the Goldner Issuance;

WHEREAS, the Company desires to issue to Medical Solutions Management Inc., a Nevada corporation (“MSMI”), 2,000,000 shares of Common Stock in consideration of the Company’s recent acquisition from MSMI of that certain Management Agreement, dated April 30, 2007, between OrthoSupply Management, Inc. and Deutsche Medical Services, Inc. (such shares, the “MSMI Shares”, and such issuance, the “MSMI Issuance”);

WHEREAS, the Consenting Holder desires to consent to the MSMI Issuance and to waive (i) any rights to purchase any of the MSMI Shares as part of or in connection with the MSMI Issuance, (ii) any anti-dilution adjustments arising from the MSMI Issuance and to which the Consenting Holder may be entitled under the Notes, the Series D Warrants, the Series E Warrants or otherwise and (iii) any potential breach of any representations, warranties, covenants or agreements that restrict the Company’s ability to issue and sell additional securities, to the extent such breach results from the MSMI Issuance;

WHEREAS, Vicis and the Company anticipate that Vicis will provide to the Company (and/or one or more of the Company’s Subsidiaries) additional financing of up to $5,000,000 secured by assets of the applicable entities (the “Proposed Financing”);

WHEREAS, the Consenting Holder desires to consent to the Proposed Financing and to waive (i) any rights to purchase any securities that may be issued and sold by the Company as part of or in connection with the Proposed Financing, (ii) any anti-dilution adjustments arising from the Proposed Financing and to which the Consenting Holder may be entitled under the Notes, the Series D Warrants, the Series E Warrants or otherwise and (iii) any potential breach of any representations, warranties, covenants or agreements that restrict the Company’s ability to issue and sell additional securities or that preclude the existence of any Liens in favor of Vicis, to the extent such breach results, in whole or in part, from the Proposed Financing; and

WHEREAS, in consideration for the Consenting Holder’s agreement to this Amendment, Consent and Waiver, the Company has agreed to issue to the Consenting Holder a warrant to purchase an aggregate of 1,000,000 shares of Common Stock initially at an exercise price of $0.75 per share.

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto hereby agree as follows:

1. The Consenting Holder hereby consents to the March 2008 Issuance and the Bridge Warrant Cancellation and, irrevocably and for an unlimited duration, hereby waives (i) its right to purchase additional securities of the Company upon the March 2008 Issuance; (ii) any potential breach of covenants, representations, warranties or agreements, that restrict the Company’s ability to issue and sell additional securities, to the extent such breach results from the March 2008 Issuance; (iii) any potential breach of representations, warranties, covenants or agreements that preclude the existence of any Liens in favor of other Persons, to the extent such breach results , in whole or in part, from the Liens in favor of Vicis in connection with the March 2008 Issuance; (iv) any adjustments to the Exercise Price or number of shares to which the Consenting Holder is entitled upon exercise of the Series D Warrants and the Series E Warrants to the extent such adjustment otherwise would result from the March 2008 Issuance (including the exercise of the March 2008 Warrants and the conversion of the March 2008 Preferred Shares); and (v) any adjustments to the Conversion Price or number of shares to which the Consenting Holder is entitled upon conversion of the Notes to the extent such adjustment otherwise would result from the March 2008 Issuance.

2. Section 4(o)(iii)(1) of the Securities Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“(1) The Company shall deliver to each Buyer who still holds Notes a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which such Offered Securities are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers on a pro rata, pari passu basis with Vicis Capital Master Fund (“Vicis”) (based upon Vicis’s and Buyer’s aggregate initial and subsequent subscription amounts of $10,000,000 and $5,000,000, respectively), collectively, up to 100% of the Offered Securities. The Offered Securities that may be purchased by Buyers shall be allocated among such Buyers (a) based on each such Buyer’s pro rata portion of the aggregate principal amount of Notes purchased hereunder (the “Basic Amount”), and (b) with respect to each such Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).”

3. (a) The Consenting Holder hereby agrees that subpart (i) of the definition of “Excluded Securities” set forth in Section 28(o) of each of the Notes shall be deleted and replaced in its entirety with the following:

“(i) in connection with any Approved Stock Plan up to a maximum of the greater of (x) five million (5,000,000) shares of Common Stock or (y) ten percent (10%) of the Common Stock outstanding at the time of issuance of such Common Stock and/or Options, Warrants or other Common Stock Purchase Rights (provided that securities issued in connection with an Approved Stock Plan that are outstanding as of March 31, 2008, and shares of Common Stock issuable pursuant to exercise or conversion of such outstanding securities shall not be included for purposes of calculating such maximum number under (x) or (y));”

(b) The Consenting Holder hereby agrees that the defined term “Excluded Securities” in the Series D Warrants, the Series E Warrants, the Series I Warrants and any other Transaction Documents refers to such term as heretofore amended and hereby amended.

4. The Consenting Holder hereby consents to the execution and delivery by the Company of the Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Agreement”) delivered to Vicis contemporaneously with this Amendment, Consent and Waiver with respect to the Common Stock issuable upon the conversion of all or any part of the March 2008 Preferred Shares or upon the exercise of all or any portion of the March 2008 Warrants, with such Amended and Restated Registration Rights Agreement to be in such form as the Company’s Board of Directors determines to be reasonable and appropriate. The Consenting Holder hereby consents to the Company’s performance of its obligations under the Amended and Restated Registration Rights Agreement, as amended.

5. The Consenting Holder hereby consents to the Goldner Issuance and, irrevocably and for an unlimited duration, waives (i) its right to purchase additional securities of the Company upon the Goldner Issuance, (ii) any potential breach of any representations, warranties, covenants or agreements that restrict the Company’s ability to issue and sell additional securities, to the extent such breach results from the Goldner Issuance, (iii) any adjustments to the Exercise Price or number of shares to which the Consenting Holder is entitled upon exercise of the Series D Warrants, the Series E Warrants or the Series I Warrants to the extent triggered by the Goldner Issuance and (iv) any adjustments to the Conversion Price or number of shares to which the Consenting Holder is entitled upon conversion of the Notes to the extent triggered by the Goldner Issuance.

6. The Consenting Holder hereby consents to the MSMI Issuance and, irrevocably and for an unlimited duration, waives (i) its right to purchase additional securities of the Company upon the MSMI Issuance, (ii) any potential breach of any representations, warranties, covenants or agreements that restrict the Company’s ability to issue and sell additional securities, to the extent such breach results from the MSMI Issuance, (iii) any adjustments to the Exercise Price or number of shares to which the Consenting Holder is entitled upon exercise of the Series D Warrants, the Series E Warrants or the Series I Warrants to the extent such adjustment otherwise would result from the MSMI Issuance and (iv) any adjustments to the Conversion Price or number of shares to which the Consenting Holder is entitled upon conversion of the Notes to the extent such adjustment otherwise would result from the MSMI Issuance.

7. The Consenting Holder hereby consents to the Proposed Financing in the maximum aggregate principal amount of $5,000,000 in one or more transactions secured by such collateral as agreed to by Vicis and the Company and, irrevocably and for an unlimited duration, waives (i) its right to purchase additional securities of the Company that may be issued and sold by the Company as part of or in connection with the Proposed Financing, (ii) any potential breach of any representations, warranties, covenants or agreements that restrict the Company’s ability to issue and sell additional securities or that preclude the existence of any Liens in favor of Vicis, to the extent such breach results from the Proposed Financing, (iii) any adjustments to the Exercise Price or number of shares to which the Consenting Holder is entitled upon exercise of the Series D Warrants, the Series E Warrants or the Series I Warrants to the extent such adjustment otherwise would result from the Proposed Financing and (iv) any adjustments to the Conversion Price or number of shares to which the Consenting Holder is entitled upon conversion of the Notes to the extent such adjustment otherwise would result from the Proposed Financing.

8. Except as expressly amended hereby, the Securities Purchase Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

9. In consideration for the Consenting Holder’s agreement to this Amendment, Consent and Waiver, the Company hereby agrees to issue to the Consenting Holder a warrant to purchase an aggregate of 1,000,000 shares of Common Stock initially at an exercise price of $0.75 per share subject to adjustment (the “Series I Warrant”). The Company herewith delivers to the Consenting Holder such Series I Warrant in substantially the form attached hereto as Exhibit A.

10. This Amendment, Consent and Waiver shall be construed and enforced in accordance with the laws of the State of New York.

11. This Amendment, Consent and Waiver may be executed in two counterparts, both of which shall together constitute a single agreement. A facsimile or other electronic transmission of an executed counterpart signature page shall be deemed to constitute an original executed counterpart signature page.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, Consent and Waiver as of the day and year first above written.

MDWERKS, INC.

By:	/s/ Howard B. Katz
Name: Howard B. Katz
Title: Chief Executive Officer

GOTTBETTER CAPITAL MASTER, LTD.
(IN LIQUIDATION)

By:	/s/ Stuart Sybersma
Name: Stuart Sybersma
Title: Liquidator

EXHIBIT A

FORM OF SERIES I WARRANT